UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2026
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SOLARIS ENERGY INFRASTRUCTURE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38090	81-5223109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9651 Katy Freeway, Suite 300
Houston, Texas 77024
(Address of principal executive offices)
(Zip Code)
(281) 501-3070
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	“SEI”	New York Stock Exchange NYSE Texas, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02      Unregistered Sales of Equity Securities.
On July 1, 2026 (the “Closing Date”), Solaris Energy Infrastructure, Inc., a Delaware corporation (the “Company”), consummated its acquisition of Global Energy Services Alliance, Inc., a Texas corporation (“GESA”), pursuant to that certain Agreement and Plan of Merger, dated July 1, 2026 (the “Merger Agreement”), by and among the Company, GESA, Mustang Merger Co., a Texas corporation and wholly owned subsidiary of the Company (“Merger Sub”), certain shareholders of GESA and the shareholders’ representative named therein. Pursuant to the Merger Agreement, on the Closing Date, Merger Sub merged with and into GESA, with GESA surviving as an indirect, wholly owned subsidiary of the Company (the “Merger”). Pursuant to the Merger Agreement, the consideration paid by the Company in connection with the acquisition of GESA (the “Acquisition”) consisted of (i) an aggregate of approximately $55 million comprised of cash, as well as assumption and repayment of indebtedness of GESA, subject to certain post-closing adjustments and holdbacks, and (ii) an aggregate of 2,880,682 shares of the Company’s Class A Common Stock, par value $0.01 per share (the “Shares”).
Upon the closing of the Acquisition, the Company issued the Shares to the holders of shares of GESA’s common stock issued and outstanding immediately prior to the effective time of the Merger. The issuance of the Shares was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the private offering exemption from the registration requirements of the Securities Act, including Rule 506 of Regulation D promulgated under the Securities Act or Section 4(a)(2) of the Securities Act. The issuance of the Shares was made only to those shareholders of GESA determined to be “accredited investors” as defined pursuant to Rule 501(a) of Regulation D promulgated under the Securities Act, who have delivered certain documentation required by the Merger Agreement in respect of their accredited investor status.
Item 7.01      Regulation FD Disclosure.
On July 6, 2026, the Company issued a press release announcing the Company’s entry into the Merger Agreement and the consummation of the Acquisition. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.
The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. Such information shall not be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.
Item 9.01      Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 6, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 6, 2026

SOLARIS ENERGY INFRASTRUCTURE, INC.

By:	/s/ STEPHAN E. TOMPSETT
Name:	Stephan E. Tompsett
Title:	Chief Financial Officer
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